                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          THE PARK AVENUE PORTFOLIO
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                [GUARDIAN LOGO]

TO:   OUR BROKER DEALER ASSOCIATES

FROM: SHARON CAMPBELL
      DIRECTOR, EQUITY INVESTOR COMMUNICATIONS

DATE: OCTOBER 24, 2005

SUBJECT: FOLLOW-UP SOLICITATIONS FOR THE PARK AVENUE PORTFOLIO PROXY

As previously announced, Guardian proxy materials have been mailed to Park Avenue Portfolio shareholders who had investments in The Park Avenue Portfolio family of mutual funds as of September 16, 2005 (the Record Date).

FOLLOW-UP PROXY SOLICITATIONS

BY PHONE:
In our efforts to increase voter participation before the November 15, 2005 special meeting, we have contracted a proxy voting solicitor, D.F. King & Co., Inc. Please be advised that some of your clients who have not already voted may receive phone calls. Our proxy voting solicitor has been trained to answer specific questions regarding the proposals, and they will also offer to record your clients' vote while they have the shareholder on the line. Calls will be made Monday though Saturday up until 8 p.m. (local time).

BY MAIL:
A follow-up letter will be mailed to all Park Avenue Portfolio shareholders who have not voted. Included in the letter we will remind your clients that they are being asked to vote on important matters that affect their investments. Also, in order to pass the resolutions to make changes to the Funds we need to receive a certain percentage of approval from our shareholders; the Board of Trustees has already approved the proposals and they recommend that your clients vote for them as well. In addition to this letter, emails with similar information will be sent to shareholders enrolled in our electronic delivery program.

WE ENCOURAGE YOU REMIND YOUR CLIENTS THAT THEIR VOTE IS SIGNIFICANT, NO MATTER HOW MANY SHARES THEY OWN.

IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY SOLICITATION FOR THE PARK AVENUE PORTFOLIO, PLEASE CONTACT BILL FORD, VICE PRESIDENT AND NATIONAL ACCOUNTS MANAGER, BY CALLING (800) 650-6505, EXTENSION 3960 OR E-MAIL HIM AT BILL_FORD@GLIC.COM

        FOR BROKER/DEALER USE ONLY. NOT FOR DISSEMINATION TO THE PUBLIC.

VARIABLE PRODUCTS AND THEIR UNDERLYING INVESTMENT OPTIONS AND THE PARK AVENUE PORTFOLIO FAMILY OF MUTUAL FUNDS ARE OFFERED BY PROSPECTUS ONLY. PROSPECTUSES CONTAIN IMPORTANT INFORMATION INCLUDING OBJECTIVES, RISKS, FEES AND EXPENSES AND SHOULD BE READ CAREFULLY BEFORE INVESTING OR SENDING MONEY. YOUR CLIENT SHOULD CONSIDER THE OBJECTIVES, RISKS, FEES AND CHARGES OF EACH INVESTMENT PRODUCT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. COPIES CAN BE OBTAINED BY CALLING 1.800.221.3253 (VARIABLE ANNUITIES), 1-800-441-6455 (VARIABLE LIFE INSURANCE POLICIES), (800) 650-6505 (PARK AVENUE PORTFOLIO), AND (877) 500-2380 (GUARDIAN ADVANTAGE/401(k) INVESTOR).

Variable Annuity and Variable Life Insurance policies are issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware corporation, and are distributed by Guardian Investor Services LLC (GIS). The Park Avenue Portfolio is distributed by GIS. GIAC and GIS are located at 7 Hanover Square, New York, NY 10004 1-800-221-3253.

You must be a registered representative and a licensed life insurance agent to solicit variable life insurance and variable annuity products.

GIAC and GIS are wholly owned subsidiaries of The Guardian Life Insurance Company of America, New York, NY. GIS is a member NASD, SIPC.

                                [GUARDIAN LOGO]

                          YOUR VOTE IS VERY IMPORTANT!
Dear Shareholder:

As a shareholder of The Park Avenue Portfolio family of mutual funds, you recently received proxy materials asking for your vote on important proposals that affect your investment. We apologize for any inconvenience with respect to this follow-up mailing, but to date we have not received your vote. The proposals that you are asked to consider were approved by the Board of Trustees. The joint special meeting of shareholders is scheduled for November 15, 2005. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR FUND HOLDINGS. THEREFORE, WE ASK THAT YOU REGISTER YOUR VOTE WITHOUT DELAY.

We encourage you to use one of the following easy options today for recording your vote:

1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling 1-800-690-6903 and by following the prerecorded information. Please have your proxy information available.

2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging onto WWW.PROXYWEB.COM and following the instructions on the website. Please have your proxy information available.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form or proxy card in the postage-prepaid return envelope provided.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS AND BELIEVES THE PROPOSALS ARE IN THE BEST INTEREST OF THE SHAREHOLDERS OF THE FUNDS.

Taking the time to vote at your earliest convenience is beneficial to all shareholders, because it reduces the potential of the Funds incurring any expenses from follow-up solicitations. Please take a few minutes to cast your vote.

If you have any questions regarding this letter or need assistance in voting your shares, please call D.F. King & Co., Inc., the fund's proxy solicitor toll free at 1-800-628-8510.

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Sincerely,

/s/ Thomas G. Sorell

Thomas G. Sorell, CFA
President, The Park Avenue Portfolio
Chief Investment Officer, Guardian Investor Services LLC

                  The Park Avenue Portfolio is distributed by:
                      Guardian Investor Services LLC (GIS)
   GIS is an indirect wholly owned subsidiary of The Guardian Life Insurance
                        Company of America, New York, NY
                         GIS is a member of NASD, SIPC.

                                                                             PAP

             GUARDIAN INVESTOR SERVICES LLC (GIS) 7 Hanover Square,
                         New York, NY 10004 800.221.3253
            A broker/dealer offering securities products and services